Loncar China BioPharma ETF
Schedule of Investments
November 30, 2020 (Unaudited)
Shares	Security Description	Value
	COMMON STOCKS - 100.0%
	Biotechnology - 54.2% (a)
197,500	3SBio, Inc. (b)	$195,653
64,000	Akeso, Inc. (b)	206,385
113,000	Alphamab Oncology (b)	221,263
35,100	Ascentage Pharma Group International (b)	120,433
407,000	Ascletis Pharma, Inc. (b)	148,048
1,535	BeiGene, Ltd. - ADR (b)	392,484
7,600	CanSino Biologics, Inc. - H Shares (b)	166,656
90,703	CASI Pharmaceuticals, Inc. (b)	225,850
12,457	Cellular Biomedicine Group, Inc. (b)	229,084
2,322	China Biologic Products Holdings, Inc. (b)	276,295
1,930,000	CK Life Sciences Int’l Holdings, Inc.	238,994
171,000	CStone Pharmaceuticals (b)	210,207
118,000	Genscript Biotech Corporation (b)	169,561
183,000	Hua Medicine (b)	114,486
7,873	Hutchison China MediTech, Ltd. - ADR (b)	244,063
8,491	I-Mab - ADR (b)	332,338
114,000	Immunotech Biopharm, Ltd. (b)	147,049
128,000	InnoCare Pharma, Ltd. (b)	211,338
37,500	Innovent Biologics, Inc. (b)	246,936
83,000	Kintor Pharmaceutical, Ltd. (b)	89,718
216,000	Lee’s Pharmaceutical Holdings, Ltd.	131,509
7,359	Legend Biotech Corporation - ADR (b)	218,783
43,500	Ocumension Therapeutics (b)	123,725
221,000	Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Company, Ltd. - H Shares	129,421
24,600	Shanghai Haohai Biological Technology Company, Ltd. - H Shares	145,966
31,800	Shanghai Henlius Biotech, Inc. - H Shares (b)	176,382
51,000	Shanghai Junshi Biosciences Company, Ltd. - H Shares (b)	277,614
271,500	Sino Biopharmaceutical, Ltd.	273,164
185,000	Viva Biotech Holdings	171,816
3,064	Zai Lab, Ltd. - ADR (b)	339,430
		6,174,651
	Biotechnology Services- 10.4%
31,000	Pharmaron Beijing Company, Ltd. - H Shares	376,279
21,948	WuXi AppTec Company, Ltd. - H Shares	328,406
48,000	Wuxi Biologics Cayman, Inc. (b)	476,130
		1,180,815
	Diagnostics - 4.8%
10,419	Burning Rock Biotech, Ltd. - ADR (b)	297,254
18,002	Genetron Holdings, Ltd. - ADR (b)	246,267
		543,521
	Pharmaceutical Distribution - 2.2%
100,700	Sinopharm Group Company, Ltd. - H Shares	248,876

	Pharmaceutical Manufacturing - 4.0%
399,000	SSY Group, Ltd.	243,955
165,400	YiChang HEC ChangJiang Pharmaceutical Company, Ltd. - H Shares	215,484
		459,439

		Pharmaceuticals - 24.4%
224,000		China Grand Pharmaceutical and Healthcare Holdings, Ltd.	195,034
197,000		China Medical System Holdings, Ltd.	201,256
415,000		China Resources Pharmaceutical Group, Ltd.	224,295
266,880		CSPC Pharmaceutical Group, Ltd.	260,597
81,000		Guangzhou Baiyunshan Pharmaceutical Holdings Company, Ltd. - H Shares	208,756
84,000		Hansoh Pharmaceutical Group Company, Ltd. (b)	403,612
47,570		Livzon Pharmaceutical Group, Inc. - H Shares	187,151
379,000		Luye Pharma Group, Ltd.	220,971
67,500		Shanghai Fosun Pharmaceutical Group Company, Ltd. - H Shares	283,844
120,900		Shanghai Pharmaceuticals Holding Company, Ltd. - H Shares	204,606
121,500		Shenzhen Hepalink Pharmaceutical Group Company, Ltd. - H Shares (b)	194,651
1,702,000		Sihuan Pharmaceutical Holdings Group, Ltd.	195,392
			2,780,165
		TOTAL COMMON STOCKS (Cost $11,006,700)	11,387,467

		SHORT-TERM INVESTMENTS - 0.1%
11,917		First American Government Obligations Fund - Class X, 0.05% (c)	11,917
		TOTAL SHORT-TERM INVESTMENTS (Cost $11,917)	11,917
		TOTAL INVESTMENTS (Cost $11,018,617) - 100.1%	11,399,384
		Liabilities in Excess of Other Assets - (0.1)%	(7,324)
		NET ASSETS - 100.0%	$11,392,060

		Percentages are stated as a percent of net assets.

	ADR	American Depositary Receipt.
	(a)
To the extent that the Fund invests more heavily in particular industry groups of the economy, its performance will be especially sensitive to developments that significantly affect those industry groups or strategies.

	(b)	Non-income producing security.
	(c)	Rate shown is the annualized seven-day yield as of November 30, 2020.

Summary of Fair Value Disclosure at November 30, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of their investments on a recurring basis. Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of the markets, and other characteristics particular to the security.
To the extent that the valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2020:

Loncar China BioPharma ETF
Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$11,387,467	$-	$-	$11,387,467
Short-Term Investments	11,917	-	-	11,917
Total Investments in Securities	$11,399,384	$-	$-	$11,399,384
^See Schedule of Investments for breakout of investments by industry group classification.

For the period ended November 30, 2020, the Fund did not recognize any transfers to or from Level 3.